UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017 (October 9, 2017)

GENERAL CANNABIS CORP.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement

On October 9, 2017, General Cannabis Corp (the “Company”) and several non-affiliated accredited investors (each a “Purchaser”, and, collectively, the “Purchasers”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company issued and sold to the Purchasers shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase shares of the Company’s Common Stock (the “Warrants” and, together with the Shares, the “Units”).  Each Warrant is exercisable for a period of two (2) years from the date of closing for one share of Common Stock at a per share exercise price of $0.50.  The Company issued and sold an aggregate of 750,000 Units. In consideration for issuing the Units, the Company received $725,000 in cash and extinguished $25,000 of outstanding indebtedness. The closing of the financing occurred on October 9, 2017.

The Units were offered and sold in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws. Each Purchaser represented to the Company that it is an “accredited investor” as such term is defined under the Securities Act and that such Purchaser acquired the securities for its own account and not with a view to resale or distribution in violation of the Securities Act. The Units were not offered or sold by any form of general solicitation or general advertising (as such terms are used in Rule 502 under Regulation D).

The foregoing description of the Purchase Agreement and the Warrant does not purport to be a complete and is qualified in its entirety by reference to the Form of Purchase Agreement and Form of Warrant, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.02

Results of Operations and Financial Condition

On October 10, 2017, the Company issued a press release relating to its preliminary unaudited revenue for the three months ended September 30, 2017.  The full text of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02

Unregistered Sale of Equity Securities

The information set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
99.1	Press Release dated October 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 13, 2017

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
99.1	Press Release dated October 10, 2017